EXHIBIT 24



                         POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 1996.



/s/ Doreen A. Toben
Doreen A. Toben

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ William W. Adams
William W. Adams

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ Thomas E. Bolger
Thomas E. Bolger

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of January, 1996.



/s/ Frank C. Carlucci
Frank C. Carlucci

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1995.



/s/ William G. Copeland
William G. Copeland

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ James H. Gilliam, Jr.
James H. Gilliam, Jr.

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ Thomas H. Kean
Thomas H. Kean

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1995.



/s/ John C. Marous, Jr.
John C. Marous, Jr.

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ John F. Maypole
John F. Maypole

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1995.



/s/ Joseph Neubauer
Joseph Neubauer

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of December, 1995.



/s/ Thomas H. O Brien
Thomas H. O'Brien

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of January, 1996.



/s/ Rozanne L. Ridgway
Rozanne L. Ridgway

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1995.



/s/ Shirley Young
Shirley Young

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of January, 1996.



/s/ Raymond W. Smith
Raymond W. Smith


                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of January, 1996.



/s/ Lawrence T. Babbio, Jr.
Lawrence T. Babbio, Jr.

                         POWER OF ATTORNEY



        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Incentive Stock Option Plan;

        NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of January, 1996.



/s/ James G. Cullen